UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2020

Blackstone Mortgage Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 42nd Floor

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BXMT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2020, Blackstone Mortgage Trust, Inc. (the “Company” or “BXMT”) announced that the Company’s Board of Directors (the “Board”) has appointed Katharine A. Keenan to serve as the Company’s President. Over the past few years, Ms. Keenan has taken on increasing management responsibility at the Company, including most recently serving as Executive Vice President, Investments. Ms. Keenan’s appointment as President reflects her very significant contributions to the leadership of the Company, as well as the potential for her to play an increasing role as the Company continues to grow. Stephen D. Plavin, who has served as the Company’s Chief Executive Officer and President since December 2009, will continue to serve as the Company’s Chief Executive Officer and as a Director.

Ms. Keenan, 35, joined BXMT’s management team in January 2018 and has served as the Company’s Executive Vice President, Investments since January 2019. Ms. Keenan is also a Managing Director in the Real Estate Debt Strategies group at The Blackstone Group Inc. (“Blackstone”), where she originates and acquires senior and subordinate real estate debt investments across property types and markets. Before joining Blackstone in 2012, Ms. Keenan was a Vice President at G2 Investment Group, focusing on real estate and private equity investment activities. Prior to that, she was an Associate at Lubert-Adler Real Estate Funds and previously was an Analyst in the Real Estate Investment Banking Group at Lehman Brothers. Ms. Keenan graduated cum laude with an A.B. in History from Harvard College. She sits on the Advisory Board of NYPEN Real Estate and is a member of WX.

The selection of Ms. Keenan to serve as the Company’s President was not pursuant to any arrangement or understanding with any other person. There are no family relationships between Ms. Keenan and any director or executive officer of the Company and there are no transactions between Ms. Keenan and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE MORTGAGE TRUST, INC.

Date: February 12, 2020

	By:	/s/ Leon Volchyok
	Name:	Leon Volchyok
	Title:	Managing Director, Head of Legal and Compliance and Secretary